Exhibit 10.9.3
Execution Version
AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 9, 2021, by and among TRINITY INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of November 1, 2018, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 17, 2020, and as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of March 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amendment No. 1 to the Credit Agreement, dated as of July 17, 2020;
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amendment No. 2 to the Credit Agreement, dated as of March 16, 2021;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Amendment No. 3 Effective Date” means December 9, 2021.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(b)Section 1.01 of the Credit Agreement is hereby amended by restating the following defined terms to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)A new sentence is added to the end of Section 2.03 of the Credit Agreement to read as follows:
“Notwithstanding anything to the contrary contained in this Agreement, the Borrower agrees that, from and after the Third Amendment Effective Date, (i) it will not elect any Borrowing in euros or Pounds Sterling, (ii) neither euros nor Pounds Sterling shall be available under the Credit Agreement, and (iii) no

Lender shall be obligated to participate in any Borrowing in either euros or Pounds Sterling.”
(d)Section 6.09(a) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the below table in lieu thereof:

Fiscal Quarter End Date	Maximum Leverage Ratio
March 31, 2021	4.50:1.00
June 30, 2021	4.50:1.00
September 30, 2021	4.25:1.00
December 31, 2021	4.00:1.00
March 31, 2022	4.00:1.00
June 30, 2022	3.75:1.00
September 30, 2022 and thereafter	3.25:1.00

(e)Section 9.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
    (i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”
Section 2.Specified Consent. The Borrower has informed the Administrative Agent that it intends to dispose of all of the Equity Interests of Trinity Highway Products, LLC (“THP”), a Restricted Subsidiary which is currently a Subsidiary Guarantor, and the net cash proceeds of such disposition are currently contemplated to be used for purposes not prohibited by the Credit Agreement (the “THP Disposition”). Because the book value of THP exceeds five percent (5%) of the Borrower’s consolidated current assets (excluding the current assets of Unrestricted Subsidiaries) and the net cash proceeds of the THP Disposition may not be used to acquire assets or for other purposes useful in the Borrower's business or otherwise be reinvested during the Reinvestment Period, the THP Disposition is prohibited by Section 6.03(a)(v) of the Credit Agreement if the net cash proceeds are not reinvested during the Reinvestment Period.
Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, any limitations set forth in Section 6.03 of the Credit Agreement), upon the effectiveness of this Amendment, each of the Administrative Agent and each Lender party hereto hereby:
(a)consents to the THP Disposition;
(b)agrees that the Borrower is not required to use the net cash proceeds from the THP Disposition (i) to reinvest in other assets, (ii) for other purposes useful in the Borrower's business or (iii) to prepay any Indebtedness (including the Obligations); and
(c)agrees that, upon written confirmation from the Borrower that the THP Disposition has been consummated, THP shall be automatically released from its obligations under the Subsidiary Guaranty as otherwise provided by Section 9.14 of the Credit Agreement.
Upon written confirmation from the Borrower that the THP Disposition has been consummated, the Administrative Agent agrees to take such additional steps and to execute such additional documents as the Borrower may reasonably request from time to time to evidence the release of THP from the Subsidiary Guaranty.
Section 3.Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 3 Effective Date”):
(a)the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;
(b)the representations and warranties contained in Section 4 hereof shall be true and correct;
(c)the Administrative Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement

(including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent); and
(d)the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
Section 4.Representations and Warranties and Reaffirmations of the Borrower.
(a)The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) after giving effect to this Amendment on the Amendment No. 3 Effective Date, no Default or Event of Default has occurred and is continuing.
(b)The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment No. 3 Effective Date after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
(c)Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants and other agreements set forth in the Credit Agreement as modified hereby.
Section 5.Reference to the Effect on the Credit Agreement.
(a)Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
(b)Except as specifically modified above (and except with respect to the matters covered by the Specified Consent), the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)Except as expressly set forth herein (including with respect to the Specified Consent), the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)Upon satisfaction of the conditions set forth in Section 3 hereof and the execution hereof by the Borrower, the Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)This Amendment shall constitute a Loan Document.
Section 6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 8.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
TRINITY INDUSTRIES, INC.,
as the Borrower
By    /s/ John M. Lee_____________________
Name: John M. Lee
Title:     Vice President and Treasurer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        BANK OF AMERICA, N.A.,
    as a Lender
By: /s/ Allison W. Connally
Name: Allison W. Connally
Title: Senior Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kara Treiber
Name: Kara Treiber
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

TRUIST BANK,
as a Lender
By: /s/ Jason Hembree
Name: Jason Hembree
Title: Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

REGIONS BANK,
as a Lender
By: /s/ Maggie Halleland
Name: Maggie Halleland
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kelly Shield
Name: Kelly Shield
Title: Managing Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender
By: /s/ Bobby Little
Name: Bobby Little
Title: SVP

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
Trinity Industries, Inc.